Lexington Natural Resources Trust
                 Supplement dated December 13, 1995
    to The Statement of Additional Information dated May 1, 1995


Investment Adviser, Sub-Adviser, Distributor & Administrator



Lexington Management Corporation and Lexington Funds Distributor, Inc. are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a publicly traded corporation. Lexington Global Asset Managers, Inc. holds a controlling interest in Market Systems Research Advisors, Inc. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc.